SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________


                          Date of Report: May 29, 2002


                           IVP TECHNOLOGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)



         NEVADA                       000-30397               65-6998896
         ------                       ---------               ----------
(State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)             File Number)           Identification No.)



                    2275 LAKESHORE BOULEVARD WEST, SUITE 401
                    ----------------------------------------
                            TORONTO, ONTARIO, M8V 3Y3
                            -------------------------
                    (Address of principal executive offices)


                                 (416)-255-7578
                (Registrant's Executive Office Telephone Number)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On May 22, 2002 IVP Technology Corporation entered into a Purchase and Sale agreement to acquire all of the common shares of Ignition Entertainment Limited, an entity formed in the United Kingdom, that develops, produces and distributes consumer software and games for multiple computer, game, communication and hand held device platforms. Ignition Entertainment employs approximately 30 people at offices in Banbury and Waltham Abbey, United Kingdom. Ignition Entertainment is a recently formed entity, which was made up of certain asset and share acquisitions derived from Archer MacLean, Awesome Developments Limited, 3 R Learning Limited, Alternative Sources Limited and I Wish Limited.

      IVP Technology's Board of Directors valued the transaction at the weighted average price of the common shares for the period January 1, 2002 to May 17, 2002 or U.S. $6,850,000, which the company believes represents fifty percent of estimated revenues for Ignition Entertainment for the next 12 months.

      The consideration for the purchase will consist of the issuance of 15,000,000 shares of common stock and 3,500,000 shares of convertible preferred stock. These shares will be issued to the former shareholders of Ignition Entertainment. Each share of convertible preferred stock will be convertible into 10 shares of common stock. Upon conversion, there will be a total of 50,000,000 shares of common stock issued to the former shareholders of Ignition Entertainment. These shares will be held in escrow and will be distributed to the former shareholders of Ignition Entertainment over the next two years. In addition, certain management personnel will be able to earn up to 1,500,000 shares of convertible preferred stock over the next three years on attainment of the following minimum revenue and profit milestones:

      o If in the first year after closing revenue exceeds U.S. $13,000,000 and pretax profit exceeds U.S. $1,000,000, then 500,000 shares of convertible preferred stock will be disbursed from escrow.

      o If in the second year after closing revenue exceeds U.S. $26,000,000 and pretax profit exceeds U.S. $5,000,000, then 500,000 shares of convertible preferred stock will be disbursed from escrow, as well as up to 500,000 shares not disbursed in the first year because that target was not met.

      o If in the third year after closing revenue exceeds U.S. $45,000,000 and pretax profit exceeds U.S. $15,000,000, then 500,000 shares of convertible preferred stock will be disbursed from escrow, as well as up to 1,000,000 shares not disbursed in the first and second year because those targets were not met.

IGNITION ENTERTAINMENT MANAGEMENT PERSONNEL:

Key management personnel of Ignition Entertainment include Archer MacLean, developer of six of the top ten best selling UK consumer entertainment software titles for the last ten years, Martin Monnickendam, Vijay Chadha and Ajay Chadha previously Chief Executive Officer, Buying Director and Sales Director, respectively of the U.K. subsidiary of software distributor Bigben Interactive SA of France, a public entity that trades on the Paris Bourse.

ASSETS OF IGNITION ENTERTAINMENT:

Ignition Entertainment has tangible assets of approximately U.S. $2,000,000 cash on hand in addition to accounts receivable of approximately U.S. $400,000. In addition, Ignition Entertainment has intangible intellectual property assets consisting of approximately 25 current production and saleable software titles. Ignition Entertainment has no significant liabilities, except trade debt incurred in the ordinary course of business.

FINANCIAL STATEMENTS OF IGNITION ENTERTAINMENT:

      In accordance with the rules and regulations of the Securities and Exchange Commission, IVP Technology intends to amend this Form 8-K to provide audited and pro forma financial information of Ignition Entertainment. Such financial information is expected to be provided within 60 days.

ITEM 5.  OTHER EVENTS.

TRADE FINANCING:

In addition to the provision of IVP Technology common shares for the basic consideration for Ignition Entertainment's purchase, IVP Technology has reached an agreement with DCD Limited to secure a multi-year operating line of credit from DCD Factors for a committed factoring and trade L/C facility for Ignition Entertainment. IVP Technology will issue within 90 days 5,000,000 common shares to DCD Limited as a commitment fee.

NEW BOARD OF DIRECTORS MEMBERS:

On May 13, 2002, Dr. Michael Sidrow and Mr. Robert King resigned from IVP Technology's Board of Directors due to personal reasons associated with their other obligations. The board of directors of IVP Technology has invited Shabir Randeree, Managing Director of DCD Limited, and Hassan Sadiq, Chief Operating Officer of The Innovation Group to become members of the board in replacement for Messrs. Sidrow and King to serve until the next Annual General Meeting of shareholders expected in the Fall of 2002. Both Mr. Sadiq and Mr. Randeree reside in the United Kingdom.

IMPACT OF ACQUISITION ON TECHNOLOGY AND COMPANY OPERATIONS:

The acquisition of Ignition Entertainment will provide IVP Technology with a second line of business to augment its ongoing operations and allow it to broaden its product offerings. Certain software owned by Ignition Entertainment will support some portions of IVP Technology's mobile enterprise application line of business, which was formed in January 2002.


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FORWARD-LOOKING STATEMENTS

Statements contained in this Form 8-K regarding IVP Technology's purchase of Ignition Entertainment Limited and other planned events are forward-looking statements, including statements regarding the projected sales of Ignition Entertainment. These statements are subject to uncertainties and risks, many of which are beyond IVP Technology's control, including, but not limited to, reliance on key markets, suppliers, and products, currency fluctuations, dependence on key personnel and trade restrictions, each of which may be impacted, among other things, by economic, competitive or regulatory conditions. These and other applicable risks are summarized under the caption "Risk Factors" in IVP Technology's Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on May 15, 2002. Forward-looking statements by their nature involve substantial risks and uncertainties. As a result, actual results may differ materially depending on many factors, including those described above. IVP Technology cautions that historical results are not necessarily indicative of future performance.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IVP TECHNOLOGY CORPORATION

Dated: May 29, 2002
                                   By /s/ Brian J. MacDonald
                                     -------------------------
                                     Name:  Brian J. MacDonald
                                     Its:  President and CEO